SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



  Date of report (Date of the earliest event reported)    November 12, 2002
                                                        ----------------------

                         Commission File Number 0-23081

                             FARO TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

               Florida                                  59-3157093
---------------------------------                 -----------------------
  (State or Other Jurisdiction                (IRS Employer Identification No.)
          of Incorporation)


125 TECHNOLOGY PARK, LAKE MARY, FLORIDA                       32746
--------------------------------------------           -----------------------
  (Address of Principal Executive Offices)                   (Zip Code)


                                 (407) 333-9911
   -------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

   -------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

            This Current Report on Form 8-K is for the purpose of filing the Certification of Chief Executive Officer and the Certification of Principal Financial Officer (the "Certifications") in connection with the Quarterly Report of the Registrant on Form 10-Q for the quarter ended September 30, 2002. The Certifications are being filed pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and are set forth as Exhibits 99.1 and 99.2 attached hereto.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)   Exhibits
              --------

              Exhibit Number          Description of Exhibits
              --------------          -----------------------

                  99.1 Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                  99.2 Certification of Principal Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002



                  (Remainder of page intentionally left blank)

                                   SIGNATURES


                Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be on its behalf by the undersigned, thereunto duly authorized.

                                       FARO TECHNOLOGIES, INC.



                                       By:   /s/ Gregory A. Fraser
                                          --------------------------------------
                                       Gregory A. Fraser
                                       Executive Vice President, and
                                       Secretary, Treasurer

Date:          November 12, 2002